UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2010 (August 9, 2010)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware	001-33024	20–4745690
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651–1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8–K/A amends and supplements the Current Report on Form 8–K filed by EV Energy Partners, L.P. on August 10, 2010.  The Current Report on Form 8–K is being amended by this Form 8–K/A to include the audited and unaudited financial statements and other information required by Item 9.01 of Form 8–K.  No other amendments to the Form 8–K are being made by this Form 8–K/A (Amendment No. 1).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Statements of Operating Revenues and Direct Operating Expenses for the Year Ended December 31, 2009 and the Six Months Ended June 30, 2010 and 2009 (Unaudited), which are included in Exhibit 99.1 hereof and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the six months ended June 30, 2010, which are included in Exhibit 99.2 hereof and are incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009, which are included in Exhibit 99.3 hereof and are incorporated herein by reference.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

23.1	Consent of Deloitte & Touche LLP

99.1	Statements of Operating Revenues and Direct Operating Expenses for the Year Ended December 31, 2009 and the Six Months Ended June 30, 2010 and 2009 (Unaudited).

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the six months ended June 30, 2010.

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: October 18, 2010	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Chief Financial Officer of EV Management LLC,
general partner of EV Energy GP, L.P.,
general partner of EV Energy Partners, L.P.

EXHIBIT INDEX

23.1	Consent of Deloitte & Touche LLP

99.1	Statements of Operating Revenues and Direct Operating Expenses for the Year Ended December 31, 2009 and the Six Months Ended June 30, 2010 and 2009 (Unaudited).

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the Six Months ended June 30, 2010.

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2009.